SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A

                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 1996


                            MARK FOUR RESOURCES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                   33-27625                76-0265439
           --------                   --------                ----------
(State or other jurisdiction  (Commission File Number)  (IRS Federal I.D. No.)
     of incorporation)


                        45 Rockefeller Plaza, Suite 2000
                            New York, New York 10111
                            ------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code:(800) 661-9774
                                                           --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

    (c)  Exhibit 16 - Letter to Commission re: Change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MARK FOUR RESOURCES, INC.


Dated:     May 15, 1996                      By:  /s/Teodosio Pangia
                                                  ------------------
                                                Teodosio Pangia, Chairman & CEO



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                                  EXHIBIT INDEX


Exhibit                                                                   Page
- - -------                                                                   ----

16        Letter to the Securities and Exchange Commission                   5
          from Coopers & Lybrand.




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